UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Yotta Acquisition Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This Amendment No. 1 (the “Proxy Statement Amendment”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Yotta Acquisition Corporation (the “Company”) with the Securities and Exchange Commission on October 8, 2025, is being filed to amend and update the date of the Special Meeting of Stockholders, certain website links included in the Proxy Statement and to remove the NTA Amendment Proposal. Except as specifically amended and updated by this Proxy Statement Amendment, all other information in the Proxy Statement remains unchanged and continues to apply. To the extent information in this Proxy Statement Amendment differs from, updates, or supersedes the information contained in the Proxy Statement, the information in this Proxy Statement Amendment shall control.

YOTTA ACQUISITION CORPORATION

1185 Avenue of the Americas, Suite 304

New York, NY 10036

October 9, 2025

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on October 22, 2025. Yotta will be holding the Special Meeting via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1 857-999-9155 (standard rates apply)

Passcode for telephone access: 1260217#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/yottaacquisition/2025. We are first mailing these materials to our stockholders on or about October 9, 2025.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, which was previously amended on April 19, 2023 and August 22, 2024 (the “Amended Charter”), to extend the date by which the Company has to consummate a business combination from October 22, 2025 to April 22, 2027, or such earlier date as may be determined by the board of directors (the “Board”) of the Company (the termination date as may be so extended, the “Extended Date”), without the deposit of any additional funds into the Trust Account for such extension (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of April 19, 2022, as amended on April 19, 2023 and August 22, 2024 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended from October 22, 2025 to April 22, 2027 (the “Third Trust Amendment”), without depositing any additional funds into the trust account (the “Trust Account”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2 (we refer to this proposal as the “Adjournment Proposal”); and

4.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Amended Charter and the Amended Trust Agreement currently provide that the Company has the right to extend the Combination Period for a period of fourteen (14) months from August 22, 2024 to October 22, 2025 by depositing into the Trust Account a monthly extension payment (each, a “Monthly Extension Payment”). Under the prior terms, this payment was equal to $0.04 multiplied by the number of public shares outstanding after giving effect to redemptions in connection with the August 22, 2024 stockholder vote. The Company previously extended the Combination Period from August 22, 2024 through October 22, 2025 by making the required Monthly Extension Payments, beginning with an initial payment of $18,564.20. Going forward, the Company will make a contribution of $0.33 per public share outstanding, up to a maximum of $7,500 per month, into the Trust Account for each one-month extension. Based on the amount in the Trust Account of approximately $5.7 million as of August 31, 2025 (the most recent practicable date prior to mailing), the estimated per-share redemption price was approximately $12.27 per share, assuming a maximum monthly extension contribution of $7,500 (including interest earned and net of taxes payable). As of September 22, 2025 (the Record Date), the closing price of the Company’s common stock on the OTC market was $11.52 per share.

Under the circumstances, Yotta Investment LLC (the “Sponsor”) has determined that it will not continue making Monthly Extension Payments into the Trust Account. As a result, the funds available for redemption will be less than if such payments were made. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will nevertheless have until April 22, 2027 to consummate its initial business combination (the “Extended Date”), without any additional payments being required to the Trust Account for such extension.

The Company’s board of directors (the “Board”) has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and to have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to provide additional time to consummate the Company’s initial business combination. The Board believes that in order for the Company to potentially complete an initial business combination, it will need to obtain the extension to the Extended Date.

If the Extension Amendment Proposal is not approved and the Company does not complete a business combination by October 22, 2025, the Company will be required to dissolve and liquidate the Trust Account in accordance with its Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement. If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would apply if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

Regardless of whether a stockholder votes “FOR,” “AGAINST,” or abstains from voting on the Extension Amendment Proposal, such stockholder will retain the right to redeem all or a portion of their public shares for cash if the Extension Amendment Proposal is approved. In addition, stockholders who do not wish to remain invested in the Company following approval of the Extension Amendment Proposal may exercise their redemption rights, subject to the procedures described elsewhere in this proxy statement.

If the Extension Amendment Proposal is not approved, stockholders will still retain the right to redeem their public shares in connection with the liquidation of the Company, in accordance with the Company’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.52 per share, based on the amounts held in the Trust Account as of the September 22, 2025 Record Date, after taking into account taxes owed but not paid by such date); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment and the Trust Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $5.7 million in marketable securities as of August 31, 2025. Public stockholders who do not elect to redeem their shares at this time will remain entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date of April 22, 2027. As of September 22, 2025 (the Record Date), the closing price of the Company’s common stock on the OTC market was $11.52 per share. The Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share exceeds the estimated redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such stockholders wish to sell.

The Sponsor and our officers and directors hold the right to vote an aggregate of approximately 3,682,604 shares of our common stock, which include 2,874,999 shares of common stock, which we refer to as the “Founder Shares,” that were issued prior to the IPO, and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October, 20, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by October 22, 2025, in accordance with the Amended Charter and the Amended Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the affirmative vote of at least 50% of the shares of common stock sold in the IPO will be required to approve the Trust Amendment Proposal. The Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

The Board has fixed the close of business on September 22, 2025 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Trust Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Hui Chen
Hui Chen

Chief Executive Officer and Director

October 9, 2025

YOTTA ACQUISITION CORPORATION

1185 Avenue of the Americas, Suite 304

New York, NY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2025

October 9, 2025

To the Stockholders of Yotta Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), a Delaware corporation, will be held on October 22, 2025 at 10 a.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1 857-999-9155 (standard rates apply)

Passcode for telephone access: 1260217#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, which was previously amended on April 19, 2023 and August 22, 2024 (the “Amended Charter”), to extend the date by which the Company has to consummate a business combination from October 22, 2025 to April 22, 2027, or such earlier date as may be determined by the board of directors (the “Board”) of the Company (the termination date as may be so extended, the “Extended Date”), without the deposit of any additional funds into the Trust Account for such extension (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of April 19, 2022, as amended on April 19, 2023 and August 22, 2024 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended from October 22, 2025 to April 22, 2027 (the “Third Trust Amendment”), without depositing any additional funds into the trust account (the “Trust Account”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2 (we refer to this proposal as the “Adjournment Proposal”); and

4.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 22, 2025 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Hui Chen
Chief Executive Officer and Director

New York, New York

October 9, 2025

IMPORTANT

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2025. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/yottaacquisition/2025.

YOTTA ACQUISITION CORPORATION

1185 Avenue of the Americas, Suite 304

New York, NY

DEFINITIVE PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 22, 2025

FIRST MAILED ON OR ABOUT OCTOBER 9, 2025

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on October 22, 2025 at 10 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1 857-999-9155 (standard rates apply)

Passcode for telephone access: 1260217#

The principal executive office of the Company is 1185 Avenue of the Americas, Suite 304, New York, NY and its telephone number, including area code, is (212) 612-1400.

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 20, 2025, the proxy statement relating to the Extension Proposals approved by stockholders on August 22, 2024, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, which was previously amended on April 19, 2023 and August 22, 2024 (the “Amended Charter”), to extend the date by which the Company has to consummate a business combination from October 22, 2025 to April 22, 2027, or such earlier date as may be determined by the board of directors (the “Board”) of the Company (the termination date as may be so extended, the “Extended Date”), without the deposit of any additional funds into the Trust Account for such extension (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of April 19, 2022, as amended on April 19, 2023 and August 22, 2024 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended from October 22, 2025 to April 22, 2027 (the “Third Trust Amendment”), without depositing any additional funds into the trust account (the “Trust Account”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2 (we refer to this proposal as the “Adjournment Proposal”); and

4.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Amended Charter and the Amended Trust Agreement currently provide that the Company has the right to extend the Combination Period for a period of fourteen (14) months from August 22, 2024 to October 22, 2025 by depositing into the Trust Account a monthly extension payment (each, a “Monthly Extension Payment”). Under the prior terms, this payment was equal to $0.04 multiplied by the number of public shares outstanding after giving effect to redemptions in connection with the August 22, 2024 stockholder vote. The Company has previously extended the Combination Period from August 22, 2024 through October 22, 2025 by making the required Monthly Extension Payments, beginning with an initial payment of $18,564.20. Going forward, instead of calculating monthly extension payments on a per-share basis, the Company will make a contribution of $0.33 per public share outstanding, up to a maximum of $7,500 per month, into the Trust Account for each one-month extension. Based on the amount in the Trust Account as of August 31, 2025 (the most recent practicable date prior to mailing), the estimated per-share redemption price was approximately $12.27, assuming a maximum monthly extension contribution of $7,500 (including interest earned and net of taxes payable). As of September 22, 2025 (the Record Date), the closing price of the Company’s common stock on the OTC market was $11.52 per share. If the Company continues to extend the time to complete a business combination only through October 22, 2025, as permitted under the current Amended Charter, by making such monthly deposits, the estimated per-share redemption price is expected to remain approximately $12.27 per share (assuming a maximum monthly extension contribution of $7,500), subject to increase for additional interest income and decrease for any additional redemptions or amounts released to pay taxes.

Under the circumstances, Yotta Investment LLC (the “Sponsor”) believes that current market conditions have delayed the consummation of the business combination and that the Sponsor, together with its affiliates, has already provided nearly $1 million in financing to support operations and prior extensions. Given these prior contributions, market conditions, and the current size of the Trust Account, further monthly deposits would not materially enhance the redemption value for public stockholders and would instead reduce funds available for the post-combination company. Accordingly, the Sponsor has determined that it will not continue making Monthly Extension Payments into the Trust Account. As a result, the funds available for redemption will be less than if such payments were made. The Company believes that allowing extensions without additional deposits is reasonable and in the best interests of stockholders. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will nevertheless have until April 22, 2027 to consummate its initial business combination (the “Extended Date”), without any additional payments being required to the Trust Account for such extension.

The Company’s board of directors (the “Board”) has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and to have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to provide additional time to consummate the Company’s initial business combination. The Board believes that in order for the Company to potentially complete an initial business combination, it will need to obtain the extension to the Extended Date.

If the Extension Amendment Proposal is not approved and the Company does not complete a business combination by October 22, 2025, the Company will be required to dissolve and liquidate the Trust Account in accordance with its Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement. If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would apply if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

Regardless of whether a stockholder votes “FOR,” “AGAINST,” or abstains from voting on the Extension Amendment Proposal, such stockholder will retain the right to redeem all or a portion of their public shares for cash if the Extension Amendment Proposal is approved. In addition, stockholders who do not wish to remain invested in the Company following approval of the Extension Amendment Proposal may exercise their redemption rights, subject to the procedures described elsewhere in this proxy statement.

If the Extension Amendment Proposal is not approved, stockholders will still retain the right to redeem their public shares in connection with the liquidation of the Company, in accordance with the Company’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase such public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.52 per share, based on the funds held in the Trust Account as of September 22, 2025, after the release of interest income to pay income and franchise taxes); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment and the Trust Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of public shares will reduce the amount of funds held in the Trust Account, which contained approximately $5.7 million in marketable securities as of August 31, 2025. In addition, public stockholders who do not make the Election will be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date of April 22, 2027. The closing price of the Company’s common stock on September 22, 2025 (the Record Date) was $11.52 per share. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share exceeds the redemption price described above, as there may not be sufficient liquidity in the Company’s securities at the time such stockholders wish to sell.

The Sponsor and our officers and directors hold the right to vote an aggregate of approximately 3,682,604 shares of our common stock, which include 2,874,999 shares of common stock, which we refer to as the “Founder Shares,” that were issued prior to the IPO, and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 20, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by October 22, 2025, in accordance with the Amended Charter and the Amended Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the affirmative vote of at least 50% of the shares of common stock sold in the IPO will be required to approve the Trust Amendment Proposal. The Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Board has fixed the close of business on September 22, 2025 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

The shares of common stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Special Meeting is 3,682,604. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 1,841,303 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Trust Amendment	Majority of outstanding shares	No

Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Factors to Consider

When you consider the recommendation of the Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor, or its affiliates, or assignees will no longer be required to deposit into the Trust Account a Monthly Extension Payment based on a fixed amount. Instead, for each one-month extension, the Sponsor will make a contribution of $0.33 per public share outstanding, up to a maximum of $7,500 per month as an interest-free loan in the form of a promissory note to be repaid by the Company upon consummation of an initial business combination. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	On January 20, 2023, and February 5, 2023, the Company issued unsecured promissory notes in the aggregate principal amount of $825,000 to the Sponsor. The notes are non-interest bearing and are payable upon the earlier of the consummation of our initial business combination or our liquidation. As of the date of this proxy statement, there remains an outstanding balance of $825,000 under these notes. The loan will be repaid at the closing of the initial business combination, and therefore funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	On April 22, 2023, May 22, 2023, June 22, 2023, and July 22, 2023, the Company issued unsecured promissory notes, each in the principal amount of $120,000 ($480,000 in the aggregate) to the Sponsor in connection with the monthly extension payments then required under the Amended Charter and Amended Trust Agreement. The notes are non-interest bearing and are payable upon the earlier of the consummation of our initial business combination or our liquidation. The notes will be repaid at the closing of the initial business combination, and therefore funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such notes in the event of our liquidation.

●	On August 22, 2024, in connection with stockholder approval of the Trust Amendment, the Company obtained the right to extend the Combination Period on a month-to-month basis through October 22, 2025 by causing deposits to be made into the Trust Account in an amount equal to $0.04 per public share then outstanding, after giving effect to redemptions, for each one-month extension. In connection with the initial extension to September 22, 2024, the Company deposited $18,564.20 into the Trust Account. To date, approximately $250,000 has been deposited into the Trust Account in connection with such extensions. Each such deposit was funded by the Sponsor through the issuance of non-interest bearing unsecured promissory notes, payable upon the earlier of the consummation of our initial business combination or our liquidation. These notes will be repaid at the closing of the initial business combination, and therefore funds available to the post-combination company will be reduced by the same amount. No funds from the Trust Account would be used to repay such notes in the event of our liquidation. Going forward, the Company will contribute $0.33 per public share outstanding, up to a maximum of $7,500 per month, into the Trust Account for each one-month extension, as an interest-free loan evidenced by a promissory note. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $5.7 million of marketable securities as of August 31, 2025.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and our officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor, or its affiliates or assignees, will no longer be required to deposit into the Trust Account a Monthly Extension Payment calculated on a fixed basis. Instead, for each one-month extension, the Sponsor will make a contribution of $0.33 per public share outstanding, up to a maximum of $7,500 per month, for each one-month extension as an interest-free loan evidenced by a promissory note. If the proposals are approved, the Company will also have until April 22, 2027 to consummate its initial business combination without any further deposits beyond these fixed monthly contributions;

●	unless the Company consummates an initial business combination, the Company’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	with certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

●	the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	because of these interests, our initial stockholders could benefit from the completion of a business combination that is not favorable to the Company’s public stockholders and may be incentivized to complete a business combination of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. Based on the difference in the purchase price of $0.0087 that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the combined company after the closing of the business combination falls below the price initially paid for the units in the IPO and the public stockholders experience a negative rate of return following the closing of the business combination;

●	the fact that the Sponsor and our officers and directors paid an aggregate of $25,000 (or approximately $0.0087 per share) for their 2,874,999 Founders Shares and such securities may have a value of $28,749,990 at the time of the Business Combination. Because the merger consideration is based on a deemed price per share of $10.00 a share, the Sponsor and our officers and directors could make a substantial profit after the closing of the business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is affected;

●	the fact that the Sponsor currently holds 343,500 Private Placement Units that were purchased at a price of $10 per Private Placement Unit, or an aggregate value of $3,435,000, and that have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effected; and

●	the fact that the Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment and the Trust Amendment are implemented and the Company consummates an initial business combination, our officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Each of our directors is a citizen of the United States. While we believe that the nature of the Company’s business, and the nature of the businesses of the Target should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by August 22, 2023 (or August 22, 2024 if the Extension Amendment and Trust Amendment Proposals are approved by the stockholders and the Company extends the Business Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time.

The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), which has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury in Notice 2023-2, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We will not be permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any Excise Taxes imposed under the IR Act on any redemptions or stock buybacks by the Company.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal (if presented).

●	You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, our proxy solicitor, a customary fee of $9,500 and out-of-pocket expenses in connection with the Special Meeting. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 304, New York, NY 10036; Attention: Secretary, or call the Company promptly at 212-612-1400.

If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our future proxy statements, please specify such request in writing and send such written request to Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 304, New York, NY, 10036; Attention: Secretary.

Redemption Rights

Pursuant to our current Amended Charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account that holds the proceeds of the IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $5.7 million as of August 31, 2025, the estimated per share conversion price would have been approximately $12.27 (including estimated interest income).

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on October 20, 2025 (two business days before the Special Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent by 5:00 p.m. at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment Proposal and Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by October 22, 2025, we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the units into the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group, as of September 22, 2025 (the Record Date).

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of any shares of common stock issuable upon exercise of the warrants or conversion of rights, as the warrants are not exercisable within 60 days of the Record Date and the rights are not convertible within 60 days of the Record Date. The percentage ownership shown below is based upon 3,682,604 shares of common stock outstanding as of September 22, 2025 (the Record Date).

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Hui Chen(2)	3,107,700	84.4%
Robert Labbe	6,667	*
Brandon Miller	3,333	*
Michael Lazar	3,333	*
Daniel McCabe	3,333	*
All current directors and executive officers as a group (five individuals)	3,124,366	84.8%
Five Percent Holders of Yotta
Yotta Investment LLC(2)(3)	3,107,700	84.4%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 304, New York, NY 10036.
(2)	Yotta Investment LLC, a Delaware limited liability company, our sponsor, is controlled by Ms. Chen, who is the wife of Mr. Hui Chen, our CEO and director. Ownership information is based on a Schedule 13G filed with the SEC on February 14, 2023.
(3)	Pursuant to the Forfeiture Agreement entered into in connection with the Business Combination, the Sponsor will surrender, for no consideration, such number of shares of common stock in excess of five percent (5%) of Yotta’s issued and outstanding common stock on the closing date.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend the Company’s Amended Charter to extend the date by which the Company has to consummate a business combination from October 22, 2025 to October 22, 2027, without depositing additional funds into the Trust Account for the extension. Currently, under the Company’s Amended Charter, the Company is permitted to extend the Combination Period on a month-to-month basis through October 22, 2025 by depositing into the Trust Account a Monthly Extension Payment. Under the prior terms, this payment was equal to $0.04 multiplied by the number of public shares then outstanding after redemptions. Going forward, the Sponsor will make a contribution of $0.33 per public share outstanding, up to a maximum of $7,500 per month, into the Trust Account for each one-month extension.

All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

The Board believes that it is in the best interests of the Company and its stockholders that the Extension be obtained so that the Company will have additional time to consummate its initial business combination, because the Company will be required to dissolve if the Extension Amendment Proposal is not approved. Without the Extension, the Company will not be able to complete its initial business combination on or before October 22, 2025 (the current Termination Date), and would be forced to liquidate. The Company intends to hold a Special Meeting at a future date to approve a business combination.

Reasons for the Extension Amendment Proposal

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. The Company has determined that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to extend the date by which it has to consummate a business combination from October 22, 2025 to April 22, 2027, because the Company will be required to dissolve if the Extension Amendment Proposal is not approved.

The Amended Charter currently provides that the Company has until October 22, 2025, the current Termination Date, to complete an initial business combination, unless such date is extended on a month-to-month basis through October 22, 2025 by depositing into the Trust Account a Monthly Extension Payment. Under the prior terms, this payment was equal to $0.04 multiplied by the number of public shares then outstanding after redemptions. Going forward, the Sponsor will make a contribution of $0.33 per public share outstanding, up to a maximum of $7,500 per month, into the Trust Account for each one-month extension. Without the Extension, the Company will not be able to complete an initial business combination on or before the Termination Date and would be forced to liquidate.

The Sponsor believes that market conditions have delayed the consummation of the business combination and the Sponsor has already made significant prior contributions. As such, the Sponsor no longer wishes to continue making the required Monthly Extension Payments into the Trust Account. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company shall have until April 22, 2026 to consummate its initial business combination (the “Extended Date”), with no additional payments required to be made to the Trust Account for such extension.

The Company’s Board has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and Trust Amendment Proposal because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made. The Extension Amendment Proposal is essential to allowing the Company additional time to consummate an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Board believes that it is in the best interests of the Company and its shareholders that the Company obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

In connection with the Extension Amendment and the Trust Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal (if presented). An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $5.7 million of marketable securities as of August 31, 2025. In addition, public stockholders who do not make the Election will be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date of April 22, 2027. The closing price of the Company’s common stock on September 22, 2025 (the Record Date) was $11.52 per share. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share exceeds the redemption price described above, as there may not be sufficient liquidity in the Company’s securities at the time such stockholders wish to sell.

The Sponsor and our officers and directors hold the right to vote over an aggregate of 3,218,499 shares of common stock, consisting of 2,874,999 Founder Shares that were issued prior to the IPO and 343,500 shares of common stock included in the Private Placement Units purchased by the Sponsor in a private placement completed simultaneously with the IPO.

As reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC, there were 3,682,604 shares of common stock issued and outstanding as of May 19, 2025, including both public shares and Sponsor/insider holdings. The percentage ownership figures in the table below are based on this total, which the Company believes does not differ materially from the number of shares outstanding as of the September 22, 2025 Record Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 20, 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of Common Stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of Common Stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Common Stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Common Stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of Common Stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of Common Stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Common Stock is regularly traded on an established securities market, a buyer of our Common Stock (we would be treated as a buyer with respect to a conversion of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of Common Stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of Common Stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of Common Stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Company does not consummate an initial business combination by October 22, 2025, the Company will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to the public stockholders, and the Company’s warrants will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and Private Placement Units. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of a liquidation. The Company will pay the costs of liquidation from its remaining assets held outside of the Trust Account.

Regardless of whether a stockholder votes “FOR,” “AGAINST,” or abstains from voting on the Extension Amendment Proposal, such stockholder will retain the right to redeem all or a portion of their public shares for cash if the Extension Amendment Proposal is approved. In addition, stockholders who do not wish to remain invested in the Company following approval of the Extension Amendment Proposal may exercise their redemption rights, subject to the procedures described elsewhere in this proxy statement.

If the Extension Amendment Proposal is not approved, stockholders will still retain the right to redeem their public shares in connection with the liquidation of the Company, in accordance with the Company’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement.

If the Extension Amendment Is Approved

If the Extension Amendment and the Trust Amendment are approved, the amendment to the Amended Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable Termination Date. The Company will then continue to attempt to consummate a business combination until the Termination Date of April 22, 2027, or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by such date and does not wish to seek an additional extension.

If the Extension Amendment is approved, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal. An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date.

Regardless of whether a stockholder votes “FOR,” “AGAINST,” or abstains from voting on this proposal, such stockholder will retain the right to redeem all or a portion of their public shares for cash if the proposal is approved. If the proposal is not approved, stockholders will still retain the right to redeem their public shares in connection with the Company’s liquidation, in accordance with the Amended Charter and the Investment Management Trust Agreement.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our initial stockholders, will be required to approve the Extension Amendment Proposal. The affirmative vote of at least 50% of the shares of common stock sold in the IPO will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Extension Amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on September 22, 2025 as the Record Date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Extension Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement, dated as of March 16, 2022 and amended on April 19, 2023 and August 22, 2024 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the time to complete an initial business combination (the “Business Combination Period”) from October 22, 2025 to April 22, 2027 without any additional funds required to be deposited into the Trust Account (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from October 22, 2025 until April 22, 2027, without any additional funds required to be deposited into the Trust Account for such extension.

The Amended Charter and the Amended Trust Agreement currently provide that the Company has the right to extend the Combination Period on a month-to-month basis through October 22, 2025 by depositing into the Trust Account a Monthly Extension Payment. Under the prior terms, this payment was equal to $0.04 multiplied by the number of public shares then outstanding after redemptions for each one-month extension. In connection with the initial extension to September 22, 2024, the Company deposited $18,564.20 into the Trust Account. Based on the amount in trust as of August 31, 2025, the current per-share redemption price was approximately $12.27. If the Company were to extend the time to complete a business combination for an additional 12 months through April 22, 2027, as contemplated by the Extension Amendment, the Sponsor would instead contribute $0.33 per public share outstanding, up to a maximum of $7,500 per month, into the Trust Account for each one-month extension.

The Sponsor believes that market conditions have delayed the consummation of the business combination and the Sponsor has already made significant prior contributions. Under the circumstances, the Sponsor no longer wishes to pay a Monthly Extension Payment into the Trust Account. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended

The Company and its Board of Directors have determined that there may not be sufficient time before October 22, 2025 (its current Termination Date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, an initial business combination. However, management believes that it can close an initial business combination before April 22, 2027.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by October 22, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed, and the Trust Account will not be disbursed except in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Termination Date of April 22, 2027. Public stockholders will continue to have the right to elect redemption of their Public Shares as described in this proxy statement. The Company will then continue to attempt to consummate an initial business combination until the Extended Termination Date, or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by such date and does not wish to seek an additional extension.

If the Extension Amendment is approved, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date.

Regardless of whether a stockholder votes “FOR,” “AGAINST,” or abstains from voting on this proposal, such stockholder will retain the right to redeem all or a portion of their public shares for cash if the proposal is approved. If the proposal is not approved, stockholders will still retain the right to redeem their public shares in connection with the Company’s liquidation, in accordance with the Amended Charter and the Investment Management Trust Agreement.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals in this Proxy Statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals.

The Adjournment Proposal does not directly affect stockholders’ redemption rights. However, if the Adjournment Proposal is approved and the Special Meeting is adjourned, stockholders will retain the right to redeem their public shares in connection with the rescheduled meeting, subject to the procedures described elsewhere in this proxy statement. If the Adjournment Proposal is not approved, stockholders will continue to have the right to redeem their public shares in accordance with the Company’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement in the event the Company liquidates.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

Yotta Acquisition Corporation

1185 Avenue of the Americas, Suite 304

New York, NY 10036

(212) 612-1400

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

Annex A

SECOND AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

YOTTA ACQUISITION CORPORATION

[●], 2025

Yotta Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Yotta Acquisition Corporation” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 8, 2021.

2. On January 3, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

3. On April 19, 2023, the Company adopted an Amendment to the Amended and Restated Certificate (the “First Amendment to the Amended and Restated Certificate”).

4. On August 22, 2024, the Corporation adopted the Second Amendment to the Amended and Restated Certificate of Incorporation (the “Second Amendment”) to extend the date by which the Corporation must consummate a business combination and to amend related provisions.

5. This Second Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

6. The text of paragraph E of Article Six is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by April 22, 2027 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the total number of IPO Shares then outstanding.”

7. The text of paragraph D of Article Sixth is hereby amended and restated to read in full as follows:

“The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, pursuant to Rule 3a51-1(a)(2) under the Exchange Act as a result of the Corporation’s securities being listed on the Nasdaq Stock Market.”

Annex A-1

IN WITNESS WHEREOF, Yotta Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Yotta Acquisition Corporation

By:	/s/ Hui Chen
Name:	Hui Chen
Title:	Chief Executive Officer and Director

Annex A-2

Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of October 7, 2025, to the Investment Management Trust Agreement (as defined below) is made by and between Yotta Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated April 19, 2022, as amended on April 19, 2023, September 22, 2023, and August 22, 2024 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Special Meeting of the Company held on October 1, 2025, the Company’s stockholders approved (i) a proposal to amend the Company’s first amendment to the amended and restated certificate of incorporation (the “Second Amended A&R COI”) extending the date by which the Company has to consummate a business combination from October 22, 2025 to April 22, 2027, without the payment of any additional funds into the Trust Account for such extension.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, at a Special Meeting of the Company held on October 22, 2025, the Company’s stockholders approved (i) a proposal to amend the Company’s amendment to the amended and restated certificate of incorporation (the “Second Amended A&R COI”) extending the date by which the Company has to consummate a business combination from October 22, 2025 to April 22, 2027, without the payment of any additional funds into the Trust Account for such extension;”

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by April 22, 2027 (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.

3. Exhibit D. Exhibit D of the Trust Agreement is hereby deleted in its entirety.

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

Annex B-1

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President

YOTTA ACQUISITION CORPORATION

By:	/s/ Hui Chen
Name:	Hui Chen
Title:	Chief Executive Officer and Director

Annex B-3

DEFINITIVE PROXY CARD — NOT FOR USE

YOTTA ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

OCTOBER 22, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 9, 2025 in connection with the Special Meeting to be held at 10 a.m. ET on October 22, 2025 in a virtual meeting format at https://www.cstproxy.com/yottaacquisition/2025 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:1-800-450-7155 (toll-free)

Outside of the U.S. and Canada: + 1 857-999-9155

(standard rates apply)

Conference ID: 1260217#

The undersigned hereby appoints Hui Chen, as proxy of the undersigned, with power of substitution, to vote all shares of the common stock, of YOTTA ACQUISITION CORPORATION. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF A THIRD AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM OCTOBER 22, 2025 TO APRIL 22, 2027, WITHOUT THE DEPOSIT OF ANY ADDITIONAL FUNDS INTO THE TRUST ACCOUNT.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF A FOURTH AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF APRIL 19, 2022, AS AMENDED ON APRIL 19, 2023, SEPTEMBER 22, 2023, AND AUGUST 22, 2024 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION UNDER THE TRUST AGREEMENT SHALL BE EXTENDED FROM OCTOBER 22, 2025 TO APRIL 22, 2027, WITHOUT DEPOSITING ANY ADDITIONAL FUNDS INTO THE TRUST ACCOUNT FOR SUCH EXTENSION.

For ☐          Against ☐          Abstain ☐

3.	PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 (EXTENSION AMENDMENT) AND PROPOSAL 2 (TRUST AMENDMENT).

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.